UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 14, 2010

Freescale Semiconductor, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32241	20-0443182
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6501 William Cannon Drive West, Austin, Texas		78735
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	512-895-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2010, Daniel J. Heneghan was appointed to fill a vacant seat on the Board of Directors (the "Board") of Freescale Holdings GP, Ltd. ("Holdings GP"), the sole general partner of Freescale Holdings L.P., which is the direct parent of Freescale Semiconductor Holdings I, Ltd., which is the indirect parent of Freescale Semiconductor, Inc. (the "Company"). Mr. Heneghan was also appointed to the Audit and Legal Committee of the Board.

Mr. Heneghan will be reimbursed for expenses related to his service on the Board. Mr. Heneghan has no relationships or transactions with the Company which are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freescale Semiconductor, Inc.

May 14, 2010	By:	/s/Dathan C. Voelter

Name: Dathan C. Voelter
Title: Assistant Secretary